UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 25, 2007

                      RARE Hospitality International, Inc.
               (Exact Name of Registrant as Specified in Charter)


           Georgia                0-19924                  58-1498312
        ---------------         ------------            -------------------
        (State or Other         (Commission             (IRS Employer
        Jurisdiction of         File Number)            Identification No.)
        Incorporation)


                  8215 Roswell Rd, Bldg. 600, Atlanta, GA 30350
                   -------------------------------------------
         (Addresses of Principal Executive Offices, including Zip Code)

                                 (770) 399-9595
                       ----------------------------------
              (Registrant's Telephone Number, including Area Code)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Section 2 - Financial Information

Item 2.02.      Results of Operations and Financial Condition.

Section 7 - Regulation FD

Item 7.01       Regulation FD Disclosure.

     The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition" and Item 7.01, "Regulation FD Disclosure."

     On April 25, 2007, the Company announced financial results for the first quarter ended April 1, 2007. The Company also announced that its Board of Directors has authorized the repurchase of up to $55 million of the Company's outstanding common stock from time-to-time through May 1, 2009. This authorization replaces all prior authorizations, which expire May 1, 2007. The full text of the press release is set forth in Exhibit 99.1 hereto.

     The information in this report, including the exhibit hereto, is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Section 9 - Financial Statements and Exhibits

Item 9.01       Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number          Description of Exhibit
--------------          ----------------------
99.1                    Press release issued April 25, 2007.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        RARE Hospitality International, Inc.

                                        By: /s/  W. DOUGLAS BENN
                                        ----------------------------------------
                                        Name:  W. Douglas Benn
                                        Title: Executive Vice President, Finance
                                               and Chief Financial Officer


Date: April 25, 2007

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